                                 LOAN AGREEMENT

         LOAN AGREEMENT dated as of April 22, 1999 entered into by and among LERNOUT & HAUSPIE SPEECH PRODUCTS N.V., a Belgian corporation ("Lender"), with a place of business at Flanders Language Valley 50, B-8900, Ieper, Belgium, on the one hand, and FONIX CORPORATION, a Delaware corporation having its principal place of business at 60 East South Temple Street, Salt Lake City, Utah 84111, and FONIX/ASI CORPORATION, a Utah corporation, having its principal place of business at 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah, 84111, and a place of business at 600 West Cummings Park, Suite 4500, Woburn, Massachusetts 01801, on the other hand. Each of Fonix Corporation and Fonix/ASI Corporation is a "Borrower" and they are collectively referred to herein as the "Borrowers".

                            W I T N E S S E T H:

         WHEREAS, the Borrowers have requested that Lender make available to Borrowers a loan in the amount of $1,000,000.00 to finance the working capital needs of Fonix/ASI Corporation, a wholly owned subsidiary of Fonix Corporation, and Fonix Corporation;

         WHEREAS, Lender is willing to do so, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and Lender agree as follows.

         1.       CERTAIN  DEFINITIONS.  As used  herein the terms set forth on
Schedule I attached  hereto  shall have the meanings set forth therein.

         2.       THE LOAN.

         (a) On April __, 1999, the Lender shall make a loan to Borrowers (the "Loan") in the original principal amount of $1,000,000.00, subject to the terms and conditions contained in this Agreement. Once repaid, the Loan may not be reborrowed. The Loan shall be due and payable as set forth in the Note in the form attached hereto as Exhibit A.

         (b) The Loan shall be  evidenced  by the Note and shall be secured  by:
(i) a first priority security interest in all of the assets of Fonix/ASI Corporation pursuant to a Security Agreement in the form attached hereto as Exhibit B (the "Security Agreement"); (ii) a Patent Security Agreement in the form attached hereto as Exhibit C ; (iii) a Copyright Security Agreement in the form attached hereto as Exhibit D ; and (iv) a Trademark Security Agreement in the form attached hereto as Exhibit E . The Loan shall bear interest and be payable as set forth in the Note. The term "Loan Documents", as used herein when discussing Fonix/ASI Corporation, shall mean this Agreement and the documents referred to in this subsection. The term "Loan Documents", as used herein when discussing Fonix Corporation, shall mean this Agreement and the Note.

         (c) Proceeds of the Loan will be used by the Borrowers solely to finance the working capital needs of Fonix/ASI Corporation and the working capital needs of Fonix Corporation.

         3.       REPRESENTATIONS AND WARRANTIES.

         The Borrowers hereby jointly and severally represent and warrant to the Lender that:

         (a) Organization and Qualification. The Borrowers are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have all required corporate power and authority to own or lease their property, to carry on their businesses as presently conducted and to carry out the transactions contemplated hereby.

         (b) Charter. The Borrowers have delivered to counsel to the Lender true and complete copies of their respective Certificates of Incorporation or equivalent documents as amended from time to time (the "Charters") and their by-laws ("By-laws") as currently in effect.

         (c) Authorization of Transaction. The execution, delivery and performance of the Loan Documents by Borrowers have been duly authorized by all necessary corporate action of the Borrowers. The Loan Documents are the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The issuance of the Note by Borrowers pursuant to the terms of this Agreement is duly and validly authorized, and no further approval or authority of the shareholders or the directors of the Borrowers or of any governmental authority or agency will be required for the issuance and sale of the Note as contemplated by this Agreement.

         (d) Approvals; Compliance With Laws. The execution, delivery and performance of this Agreement by Borrowers and the transactions contemplated hereby: (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof; (ii) will not conflict with or constitute a breach or violation of the Charters or By-laws of the Borrowers; and (iii) will not result in a violation of any law or regulation to which they are subject.

         (e) Disclosure. This Agreement, together with any financial statement, schedule, exhibit or other statement (written or oral) pertaining to the Borrowers, made, delivered or communicated to the Lender by the Borrowers, or any representative thereof, in connection with this Agreement and the transactions related thereto, contains no untrue statement of a material fact and does not omit to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

         (f) Title. Fonix/ASI Corporation has good and marketable title to all of the Collateral (as defined in the Security Agreement), free and clear of any liens other than the liens disclosed on Schedule 3(f) attached hereto (the "Permitted Liens").

         (g) Enforcement; No Other Liens. The Borrowers have not performed any acts which might prevent the Lender from enforcing any of the terms of this Agreement or the Loan Documents or which would limit the Lender in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments in favor of the Lender or with respect to the Permitted Liens, no financing statement, mortgage or security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effected to perfect a lien on such Collateral. No Collateral is in the possession of any person (other than the Borrowers) asserting any claim thereto or security interest therein other than Collateral being repaired by third parties in the ordinary course of business and inventory in transit.

         (h) Perfection. The liens granted to Lender pursuant to the Loan Documents constitute valid first priority security interests in the Collateral securing the Obligations (as defined in the Security Agreements) and constitute first priority perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC prior to all other liens and rights of others therein except for the Permitted Liens.

         (i)   Accounts.   Each   Account   which  is   reflected  on  Fonix/ASI
Corporation's books as an Account is a bona fide, valid and legally each enforceable obligation of the account debtor in respect thereof, arising in the ordinary course of Fonix/ASI Corporation's business.

         (j) Perfection Certificate: The information set forth in the Perfection Certificate attached hereto as Exhibit F is true and complete as of the date hereof.

         (k) Litigation. There are no actions, suits or proceedings pending (nor, to the knowledge of Fonix/ASI Corporation, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or affecting Fonix/ASI Corporation's property in any court or before any arbitrator of any kind or before or by any governmental body which would have a materially adverse effect on either Borrower. There are no strikes or walkouts in progress relating to any labor contracts to which Fonix/ASI Corporation is a party.

         (l) No Material Adverse Change. Other than as disclosed in Schedule 3(l) attached hereto or as otherwise disclosed in the periodic reports filed by Fonix Corporation with the Securities and Exchange Commission, there has occurred, since December 31, 1998, no event which has had or is reasonably likely to have a material adverse change on either Borrower or any of their subsidiaries.

         (m) Intellectual Property. Fonix/ASI Corporation owns or possesses the adequate right to use all Intellectual Property Rights (as defined below) necessary to the conduct of its business as presently conducted or presently contemplated to be conducted as of the date of this Agreement. Schedule 3(m) attached hereto contains a list of all patents, tradenames, trademarks, service marks, and registered copyrights and applications for the same owned by Fonix/ASI Corporation or any of its subsidiaries. Fonix/ASI Corporation has unencumbered title to the Intellectual Property Rights which are owned by Fonix/ASI Corporation and such title has not been challenged (pending, or to the knowledge of the Borrowers, threatened) by others. All such patents, registered trademarks, service marks, and copyrights owned by Fonix/ASI Corporation are in good standing and are recorded on the public record in the name of Fonix/ASI Corporation, except for those failures to be in good standing and so recorded that would not, individually or in the aggregate, have a material adverse effect. For purposes of this Agreement, "Intellectual Property Rights" shall mean and include all of Fonix/ASI Corporation's rights relating to patents, trademarks, service marks, tradenames, copyrights, inventions, processes, trade secrets, know-how, software and any documentation relating to the manufacture, marketing and maintenance of products by Fonix/ASI Corporation.

         (n) Subsidiaries. Schedule 3(n) attached hereto sets forth for each corporation with respect to which the Borrowers, directly or indirectly, have the power to vote or direct the voting of sufficient securities to elect all of the directors (a "subsidiary") its name and jurisdiction of incorporation. Each subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each subsidiary is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect. Each subsidiary has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

         4. BORROWER'S AGREEMENTS. The Borrowers jointly and severally agree as follows:

         (a) Borrowers will notify Lender, at least thirty (30) days prior to any such event, of any change in any Borrower's exact legal name, any change in their places of business or location as set forth in the preamble to this Agreement, or their establishment of any new place of business or location, or any change in either Borrowers' organizational structure.

         (b) Except as consented to by the Lender, the Borrowers shall not pay or set apart for payment to holders of their capital stock, any dividends, and the Borrowers shall not redeem or purchase any shares of capital stock.

         (c) The Borrowers may not amend their respective Charters or By-laws in such a manner as may adversely affect the rights of the Lender hereunder, or under any of the Loan Documents.

         (d) The Borrowers will permit representatives designated by the Lender, at Lender's expense, to visit and inspect any of the properties of Fonix/ASI Corporation(or any subsidiary), and to inspect and make extracts of the books and records of the Borrowers, and to discuss the affairs, finances, and accounts of the Borrowers with its officers, all to such reasonable extent and at such reasonable times and intervals as the representatives may reasonably request.

         (e) The Borrowers will maintain and cause each of their subsidiaries now in existence or hereinafter acquired or created to maintain their corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or states thereof or of any political subdivisions thereof or of any government authority, where failure to so comply would have a material adverse effect on either respective Borrower and its subsidiaries, taken as a whole; provided, however, that nothing herein shall prohibit the Borrowers from liquidating or dissolving any of their subsidiaries into the Borrowers or merging any of their subsidiaries with or into the Borrowers or any other subsidiary.

         (f) Fonix/ASI Corporation will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any lien upon any of its properties or assets of any character whether now owned or hereafter acquired other than Permitted Liens.

         (g) Fonix/ASI Corporation will not create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any indebtedness (other than current trade payables and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practice).

         (h) Fonix/ASI Corporation will not sell, transfer, lease or otherwise dispose of any of the Collateral except in the ordinary course of business.

         (i)  The  Borrowers   acknowledge  that  the  Lender  has  no  existing
commitments, obligations or agreements to pay any monies, advance credits or loans or make other financial accommodations to the Borrowers.

         5. EVENTS OF DEFAULT; REMEDIES. Upon the occurrence and during the continuance of an Event of Default: (a) the Loan shall bear interest at the Default Rate of Interest (as defined in the Note); (b) the Lender may by notice to Borrowers accelerate the payment of the Loan and all other obligations of Borrowers hereunder and demand payment thereof; provided however, that, no such notice shall be required and the principal and interest due under the Note shall become immediately due and payable if the Event of Default is one under clause
(f), (g) or (h) of the definition of Event of Default; and (c) Lender may proceed to enforce payment of any of the foregoing and shall have and may exercise any and all rights under the UCC or which are afforded to Lender herein or in the Loan Documents.

         6. EXPENSES. Borrowers jointly and severally agree to pay Lender on demand any and all reasonable out-of-pocket costs and expenses of any nature (including without limitation reasonable attorneys' fees and disbursements) which may be incurred by Lender in connection with exercise of Lender's rights against the Borrowers after an Event of Default; any exercise of Lender's right of acceleration; any enforcement, collection or other proceedings with respect to the Loan; or any bankruptcy, insolvency or other similar proceedings of either Borrower.

         7.       CONDITIONS PRECEDENT.

         Borrowers acknowledge and agree that Lender will not make the Loan hereunder, unless and until all of the following conditions have been satisfied and remain satisfied as of the date of funding the Loan:

         (a) Representations and Warranties. Borrowers' representations and warranties contained herein shall be correct and complete in all material respects;

         (b) Covenants. Borrowers shall be in compliance in all material respects with all covenants and agreements contained herein;

         (c) No Events of Default. There shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default; and

         (d) Delivery of Documents. Borrowers shall have delivered, or caused to be delivered, to Lender: (i) each of the Loan Documents; (ii) such legal opinions as in its reasonable judgment the Lender deems necessary in form and substance satisfactory to Lender in the form attached hereto as Exhibit G; (iii) UCC-1 financing statements naming Lender as secured party, duly executed by Fonix/ASI Corporation, in form and substance reasonably satisfactory to Lender, as Lender shall reasonably request in its sole discretion; and (iv) a Common Stock Warrant in the form attached hereto as Exhibit H.

         (e) No Material Adverse Effect. No event or condition having a material adverse effect with respect to either Borrower shall have occurred.

         8.       MISCELLANEOUS PROVISIONS.

         (a) Indemnification. The Borrowers, severally and jointly, shall indemnify and hold harmless Lender from and against any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities of any kind or nature (except those resulting from Lender's gross negligence or willful misconduct) arising in any way out of or in connection with the Loan Documents and shall pay to Lender on demand any and all amounts in connection therewith. The Borrowers shall make no claim against Lender for or in connection with the exercise or enforcement by Lender of any right or remedy granted to it under or any of the Loan Documents, or any action taken or omitted to be taken by Lender hereunder (except for the gross negligence or willful misconduct of Lender).

         (b) Notices. Unless otherwise specified herein, all notices hereunder shall be in writing directed to the addresses shown below:

                  Lernout & Hauspie Speech Products N.V.
                  Flanders Language Valley 50
                  B-8900 Ieper, Belgium
                  Attn:  Legal Department
                  Telephone:        011-32-57-228-888
                  Facsimile:        011-32-57-21-9661

                  with a copy to:

                  Brown, Rudnick, Freed & Gesmer
                  One Financial Center
                  Boston, MA 02111
                  Attn:  Lawrence M. Levy, Esquire
                  Telephone:  (617) 856-8200
                  Facsimile:  (617) 856-8201

                  Fonix Corporation
                  60 East South Temple Street
                  Salt Lake City, Utah  84111
                  Attn:    Thomas A. Murdock, President
                  Telephone: (801) 328-8700
                  Facsimile: (801) 328-8778

                  Fonix/ASI Corporation
                  1225 Eagle Gate Tower
                  60 East South Temple Street
                  Salt Lake City, Utah 84111
                  Attn: Thomas A. Murdock, President
                  Telephone: (801) 328-8700
                  Facsimile:  (801) 328-8778

                  with a copy to:

                  Durham, Jones & Pinegar
                  50 South Main Street
                  Suite 800
                  Salt Lake City, Utah 84111
                  Attn: Jeffrey M. Jones, Esquire
                  Telephone: (801) 538-2424
                  Facsimile: (801) 538-2425

Written notices and communications shall be effective and shall be deemed received on the day when delivered by hand or by facsimile transmission (with written confirmation of transmission); on the next business day, if by commercial overnight courier; and on the third business day, if by registered or certified mail, postage prepaid.

         (c) No Waiver. No failure to exercise and no delay in exercising, on the part of Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. Lender's rights and remedies hereunder, under any agreement or instrument supplemental hereto or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         (d) Assignment. This Agreement shall be binding upon and shall inure to the benefit of Borrowers and Lender and their respective successors and assigns; provided that, Borrowers may not assign or transfer any rights or obligations hereunder without Lender's prior written consent.

         (e) Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts (other than its laws relating to conflicts of laws).

         (f) Waiver of Jury Trial. The Borrowers irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby.

         (g) Amendments. The Parties may mutually amend any provision of the Loan Documents, but only in a writing signed by all of the Parties.

         (h) Break-Up. If Lender has not acquired all of the assets of Fonix/ASI Corporation and certain assets of Fonix Corporation on or before 90 days from the date of this Agreement, Fonix/ASI Corporation will grant Lender a worldwide, perpetual, nonexclusive license, at commercially reasonable rates, to offer, sell, offer to sell, distribute, market, make, develop or otherwise use any and all intellectual property and proprietary technology of Fonix/ASI Corporation.

         (i)      Co-Borrowing Guaranties and Waivers; Contribution Agreement.

                  (i) Joint and Several Liability. All Loans made hereunder are made to or for the benefit of each of the Borrowers. The Borrowers are jointly and severally, directly and primarily liable for the full and indefeasible payment when due and performance of all Obligations and for the prompt and full payment and performance of all of the promises, covenants, representations, and warranties made or undertaken by each Borrower under the Loan Documents and Borrowers agree that such liability is independent of the duties, obligations, and liabilities of each of the joint and several Borrowers. In furtherance of the foregoing, each Borrower jointly and severally, absolutely and unconditionally guaranties to Lender and agrees to be liable for the full and indefeasible payment and performance when due of all the Obligations. This guarantee is a continuing guarantee, and shall apply to all Obligations whenever arising.

                  (ii)   Suretyship   Waivers  and   Consents.   Each   Borrower
acknowledges that the obligations of such Borrower undertaken herein might be construed to consist, at least in part, of the guaranty of obligations of persons other than such Borrower (including the other Borrower) and, in full recognition of that fact, each Borrower consents and agrees that Lender may, at any time and from time to time, without notice or demand (except as provided in and in accordance with the terms of this Agreement), whether before or after any actual or purported termination, repudiation or revocation of this Agreement by any Borrower, and without affecting the enforceability or continuing effectiveness hereof as to each Borrower: (i) increase, extend, lengthen, or otherwise change the time for payment or the terms of the Obligations or any part thereof; (ii) supplement, restate, modify, amend, increase, decrease, or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder, provided, however, that such supplementation, restatement, amendment, modification, increase, decrease, waiver or otherwise shall not impose, in writing (as opposed to by effect), any greater or more onerous duty on a Borrower than as provided for in the Loan Documents; (iii) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof; (iv) accept partial payments on the Obligations; (v) receive and hold additional security or guarantees for the Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer, or enforce any Collateral, security or guarantees, and apply any Collateral or security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (vii) release any person from any personal liability with respect to the Obligations or any part thereof; (viii) settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any Collateral or security therefor or guaranty thereof in any manner, consent to the transfer of any Collateral or security and bid and purchase at any sale; or (ix) consent to the merger, change or any other restructuring or termination of the corporate existence of any Borrower, and any corresponding restructuring of the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

                  (iii) Independent Enforcement. Lender may enforce this Agreement independently as to each Borrower and independently of any other remedy or security Lender at any time may have or hold in connection with the Obligations, and it shall not be necessary for Lender to marshal assets in favor of any Borrower or any guarantor or to proceed upon or against or exhaust any Collateral or security or remedy before proceeding to enforce this Agreement against any Borrower. Each Borrower expressly waives any right to require Lender to marshal assets in favor of any Borrower or any guarantor of the Obligations or to proceed against any other Borrower, and agrees that Lender may proceed against any Borrower or any Collateral in such order as Lender shall determine in its sole an absolute discretion.

                  (iv) Separate Actions. Lender may file a separate action or actions against any Borrower, whether such action is brought or prosecuted with respect to any security or against any guarantor of the Obligations, or whether any other person is joined in any such action or actions. Each Borrower agrees that Lender and each Borrower and any affiliate of any Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing enforceability of this Agreement. Each Borrower, as a joint and several Borrower hereunder, expressly waives the benefit of any statute of limitations affecting its joint and several liability hereunder (but not its primary liability) or the enforcement of the Obligations or any rights of Lender created or granted herein.

                  (v) Reinstatement of Rights and Remedies. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any Collateral, other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower and whether or not any Borrower shall have any personal liability with respect thereto.

                  (vi) Additional Waivers; Subordination. Each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any other Borrower with respect to the Obligations; (ii) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (iii) the cessation for any cause whatsoever of the liability of any Borrower (other than by reason of the full payment and performance of all Obligations); (iv) any failure of Lender to marshal assets in favor of any Borrower; (v) any failure of Lender to give notice to any Borrower of sale or other disposition of Collateral of another Borrower or any defect in any notice that may be given in connection with any such sale or disposition of Collateral of any Borrower securing the Obligations; (vi) any failure of Lender to comply with applicable law in connection with the sale or other disposition of any Collateral or other security of any Borrower, for any Obligation, including any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security of any Borrower for any Obligation; (vii) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of any Borrower or the Obligations of any Borrower or any security or guaranty therefor by operation of law or otherwise; (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (ix) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Borrower; (x) the avoidance of any lien or security interest in assets of any Borrower in favor of Lender for any reason; or (xi) any action taken by Lender that is authorized by this section or any other provision of any Loan Document. Until such time, if any, as all of the Obligations have been indefeasibly paid and performed in full and no portion of any commitment of Lender to Borrowers under any Loan Document remains in effect, each Borrower's indebtedness, claims and rights of subrogation, contribution, reimbursement, or indemnity against the other Borrowers shall be fully and completely subordinated to the indefeasible repayment in full of the Obligations, and each Borrower expressly waives until such indefeasible payment any right to enforce any remedy that it now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by Lender.

                  (vii) Subrogation Claims. To the fullest extent permitted by applicable law, each Borrower expressly waives and agrees not to assert, any and all defenses in its favor based upon an election of remedies by Lender which destroys, diminishes, or affects such Borrower's subrogation rights against the other Borrowers, and/or (except as explicitly provided for herein) any rights to proceed against each other Borrower, or any other party liable to Lender, for reimbursement, contribution, indemnity, or otherwise.

                  (viii) Waivers Given Knowingly. Borrowers and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights which Borrowers otherwise may have against each other, Lender or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

                  (ix) Contribution Agreement. As an inducement to Lender to enter into the Loan Documents and to make the Loan and extend credit to the Borrowers, each Borrower agrees to indemnify and hold the other harmless from and each shall have a continuing right of contribution against the other Borrower,. These indemnification and contribution obligations shall be unconditional and continuing obligations of the Borrowers and shall not be waived, rescinded, modified, limited or terminated in any way whatsoever without the prior written consent of Lender, in its sole discretion.

                           [SIGNATURE PAGE TO FOLLOW]

                       [SIGNATURE PAGE TO LOAN AGREEMENT]

         Executed as an instrument under seal on the date set forth above.


                                     FONIX/ASI CORPORATION


                                     By:/s/
                                        ----------------------------------------
                                        Thomas A. Murdock
                                        President


                                     FONIX CORPORATION


                                     By:/s/
                                        ----------------------------------------
                                        Thomas A. Murdock
                                        President and Chief Executive Officer


                                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.


                                     By:/s/
                                        ----------------------------------------
                                        Gaston Bastiaens
                                        President and Chief Executive Officer

                                    EXHIBIT A


                                     [NOTE]

                                    EXHIBIT B


                              [SECURITY AGREEMENT]

                                    EXHIBIT C

                           [PATENT SECURITY AGREEMENT]

                                    EXHIBIT D

                         [COPYRIGHT SECURITY AGREEMENT]

                                    EXHIBIT E

                         [TRADEMARK SECURITY AGREEMENT]

                                    EXHIBIT F

                             PERFECTION CERTIFICATE


         The undersigned, the chief executive or financial officer of FONIX/ASI CORPORATION, a Utah corporation (the "Company"), hereby certifies with reference to the Loan Agreement dated as of April ___, 1999, among the Company, Fonix Corporation, as Borrowers and Lernout & Hauspie Speech Products N.V., as Lender (terms defined therein being used herein as therein defined), to the Lender and each Lender as follows:

         1. Names. (a) The exact corporate name of the Company as it appears in its articles of organization is as follows:

                  Fonix/ASI Corporation

         (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:


                  ASI Acquisition  Corporation  (incorporated  on 6/26/98).  ASI
                  Acquisition   Corporation   changed  its  name  to   Fonix/ASI
                  Corporation on 1/7/99.

         (c) Except as set forth in Schedule 1 attached hereto, the Company has not changed its identity or corporate structure in any way within the past five years.

                        (SEE SCHEDULE I ATTACHED HERETO)

         (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

                  None.

         2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                     County                                 State

1225 Eagle Gate Tower               Salt Lake County                       Utah
60 East South Temple
Salt Lake City

         (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

                  1225 Eagle Gate Tower                  600 West Cummings Park
                  60 East South Temple                   Suite 4500
                  Salt Lake City, UT 84111               Woburn, MA 01801

         (c) The following are all the places of business of the Company not identified above:

                  None.

         (d) The following are all the locations where the Company maintains any Inventory not identified above:

                  None.

         (e) The following are the names and addresses of all persons other than the Company which have possession of any of the Company's Inventory:

                  None.

         3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

                  N/A.

         (b) Set forth below is the information required by subparagraphs (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

                  N/A.


4. File Search Reports. Attached hereto as Schedule 4(a) is a true copy of a file search report from the UCC filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 4(b) is a true copy of each financing statement or other filing identified in such file search reports.

                           Utah UCC  searches  shows  nothing  as of 4/5/99  for
                  Fonix/ASI  Corporation,   ASI  Acquisition   Corporation,   or
                  Articulate Systems, Inc., or ASI Holdings, Inc.

                           Utah UCC search shows  debtor Fonix to Secured  Party
                  UTCO Associates, Ltd. Copies of UCC search, UCC-1 and related Security Agreement are attached.

                                  SCHEDULE 1(c)

                  Articulate Systems, Inc., a Delaware corporation,  merged into
                  ASI   Acquisition   Corporation  on  September  2,  1998;  ASI
                  Acquisition Corporation is the surviving corporation.

                  Articulate Systems, Inc. changed its name from ASI Holdings, Inc., on January 1, 1995.

                  ASI Holdings, Inc. was incorporated in the State of Delaware on December 20, 1994.

         IN WITNESS WHEREOF, I have hereunto set my hands this _____ day of April, 1999.

                                          FONIX/ASI CORPORATION


                                           By:/s/
                                              ----------------------------------
                                              Name:    Thomas A. Murdock
                                              Title:   President

                                    EXHIBIT G


                                [LEGAL OPINIONS]


         (a) Fonix/ASI Corporation is validly existing and in good standing as a corporation under the laws of the State of Utah and has full corporate power and authority to own, lease and operate its properties, to carry on its business as now being conducted by it and to execute, deliver and perform each Loan Document to which it is a party.

         (b) Each Loan Document constitutes the legal, valid and binding agreement of Fonix/ASI Corporation and/or Fonix Corporation, as applicable, enforceable against Fonix/ASI Corporation and/or Fonix Corporation, as applicable, in accordance with its terms.

         (c) The Common Stock Warrant constitutes the legal, valid and binding obligation of Fonix Corporation enforceable against Fonix Corporation in accordance with its terms.

         (d) The execution, delivery and performance by Fonix/ASI Corporation of each Loan Document and the consummation of the transactions contemplated thereby will not: (i) conflict with any term or provision of the certificate of incorporation or the by-laws of Fonix/ASI Corporation, (ii) result in any breach of, or constitute a default under, or result in the creation of any Lien (except as contemplated by the Loan Documents) in respect of any property of Fonix/ASI Corporation under any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument; (iii) conflict with or result in a breach of any terms, conditions or provisions of any judgment, decree or order of any court or governmental authority or agency to which Fonix/ASI Corporation or any of its properties are bound and which is known to us; or (iv) violate any provision of any United States Federal, State of Utah or Commonwealth of Massachusetts law or any rule or regulation of any United States Federal or State of Utah or Commonwealth of Massachusetts governmental body applicable to Fonix/ASI Corporation.

         (e) To the extent the Fonix/ASI Corporation has rights in the Collateral and value has been given, the Security Agreement creates a valid and enforceable security interest in such Collateral, to the extent that valid security interests can be created therein under the Uniform Commercial Code presently in effect in the State of Utah and the Commonwealth of Massachusetts, in favor of the Lender, as security for the payment of the Obligations (as defined in the Security Agreement).

         (f) The Financing Statements on Form UCC-1 naming Fonix/ASI Corporation as secured party to be filed in the filing offices in the State of Utah and the Commonwealth of Massachusetts, delivered in connection with the Loan Documents are in appropriate form and, when duly filed and indexed in the filing offices identified above, will result in the perfection of aforesaid security interests in the Collateral to the extent such security interests can be perfected under the Uniform Commercial Code, as in effect in such State, by the filing of a Financing Statement in such State. No further action will be required in order to perfect such security interests and to preserve protect and continue such perfection, except for the filing of periodic continuation statements with respect to such Financing Statements.

         (g) To our knowledge, there is no pending or threatened action, suit or proceeding before any court, governmental or regulatory authority, agency, commission or board arbitration, by or against Fonix/ASI Corporation, which we believe could materially adversely affect Fonix/ASI Corporation.

         (h) The shares issuable upon the exercise of the Common Stock Warrant have been duly and validly authorized and, upon issuance, delivery and payment, as described in the Common Stock Warrant, will be validly issued, fully paid and nonassessable and free and clear of any preemptive or similar rights.

                                    EXHIBIT H

                             [COMMON STOCK WARRANT]

                            SCHEDULE I - DEFINITIONS

"Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by Fonix/ASI Corporation and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Fonix/ASI Corporation arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized  as an account,  contract  right or general  intangible  under the
Uniform Commercial Code in effect in any jurisdiction) and all of Fonix/ASI Corporation's rights in, to and under all purchase orders for goods, services or other property, and all of Fonix/ASI Corporation's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to Fonix/ASI Corporation under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of Fonix/ASI Corporation), including, without limitation, credit card receivables and credit card charge records and evidences of credit card transactions, in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

"Event of Default" means any one or more of the following events:

                  (a) failure by either Borrower to pay any principal, interest or other amount due hereunder or on account of the Loan when due;

                  (b) failure by either Borrower to perform or discharge, observe or comply with any of their covenants or agreements set forth herein or in any of the Loan Documents (or any of the other security documents delivered in connection herewith);

                  (c) if any representation or warranty of either Borrower to Lender set forth herein is found to have been false or misleading in any material respect as of the time when made;

                  (d) either Borrower's liquidation, termination, dissolution or ceasing to carry on any substantial part of its current business;

                  (e) a change in control  with  respect to either  Borrower  or consummation by either Borrower of a reorganization, merger or consolidation with any other person or entity, transfer of all or substantially all of their assets or properties or consummation of any other plan or arrangement involving a similar extraordinary corporate transaction;

                  (f) service upon the Lender of a writ of levy or attachment, or naming Lender as trustee for either Borrower, or of any other similar process of attachment.

                  (g) commencement by either Borrower of a voluntary proceeding seeking relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets; or its consent to any of the foregoing in an involuntary proceeding against it; or either Borrower shall generally not be paying its debts as they become due or admit in writing its inability to do so; or an assignment for the benefit of, or the offering to or entering into by either Borrower of any composition, extension, reorganization or other agreement or arrangement with, its creditors; or

                  (h) commencement of an involuntary proceeding against either Borrower seeking relief with respect to it or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets, which proceeding is not dismissed or stayed within sixty (60) days.

"Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by Fonix/ASI Corporation, wherever located, and shall also mean and include, without limitation, all consigned goods, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

"Investment Property" shall mean all of Fonix/ASI Corporation's now owned and hereafter existing or acquired securities, financial assets, securities accounts, securities entitlements and all other investment property of whatsoever kind or nature, wherever located.

"Loan" has the meaning given in Section 2(a) hereof.

"Note" means the note executed and delivered by Borrowers to Lender in the form of Exhibit A attached hereto, made to evidence the Loan.

"Proceeds" has the meaning given such term under the UCC, and in any event includes, without limitation, all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including, without limitation, all claims of the Borrowers against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

"Security Agreement" means the security agreement executed and delivered by Fonix/ASI Corporation to Lender in the form of Exhibit B attached hereto, entered into in connection with the Loan.